UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2009

CAPE FEAR BANK CORPORATION

(Exact name of Registrant as specified in its charter)

North Carolina	000-51513	20-3035898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1117 Military Cutoff Road, Wilmington, North Carolina	28405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 509-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2009, the Company received a Nasdaq Staff Determination indicating that the Company fails to comply with the annual report filing, minimum bid price, market price and shareholders’ equity requirements for continued listing set forth in Marketplace Rules 5250, 5505 and 5550, and that its securities are, therefore, subject to delisting from The Nasdaq Capital Market on April 28, 2009.

The Company does not intend to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination.

A copy of the Company’s press release announcing the notification from Nasdaq is attached to this Current Report as Exhibit 99.1 and is incorporated into this Item 3.01 by reference.

ITEM 7.01	Regulation FD Disclosure

The disclosure contained under Item 3.01 of the Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

ITEM 8.01	Other Events.

The disclosure contained under Item 3.01 of the Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following document is filed as an exhibit to this report:

99.1	Press Release dated April 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE FEAR BANK CORPORATION

By:	/s/ Betty V. Norris
Betty V. Norris
Senior Vice President and Chief Financial Officer

Dated: April 22, 2009